UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 17, 2021

Intercept Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-35668 (Commission File Number)	22-3868459 (IRS Employer Identification No.)

10 Hudson Yards, 37th Floor

New York, NY 10001

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (646) 747-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ICPT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02(d).	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 17, 2021, the Board of Directors (the “Board”) of Intercept Pharmaceuticals, Inc. (the “Company”) increased the size of the Board from eleven directors to twelve directors and appointed Dagmar Rosa-Bjorkeson to fill the newly created directorship, effective April 1, 2021.

There were no arrangements or understandings between Ms. Rosa-Bjorkeson and any other persons pursuant to which she was selected as a director, and there are no related person transactions within the meaning of Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission (the “SEC”) involving Ms. Rosa-Bjorkeson and the Company required to be disclosed herein.

Ms. Rosa-Bjorkeson qualifies as an independent director under the rules of the NASDAQ.

Ms. Rosa-Bjorkeson is being indemnified under the Company’s standard director and executive officer indemnification agreement, a form of which is included as Exhibit 10.18 to the Company’s Annual Report on Form 10-K dated February 25, 2020. Directors and officers of the Company are also indemnified under the Company’s restated certificate of incorporation, as amended, and restated bylaws.

Additionally, pursuant to the Company’s Non-Employee Director Compensation Policy, Ms. Rosa-Bjorkeson will be eligible to receive an annual cash retainer and a new director equity grant, in each case as described under “Board of Directors and Governance—Director Compensation” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on April 29, 2020.

On February 23, 2021, the Company issued a press release announcing the appointment of Ms. Rosa-Bjorkeson. A copy of such press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release issued February 23, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERCEPT PHARMACEUTICALS, INC.

By:	/s/ Sandip Kapadia
	Name:	Sandip Kapadia
	Title:	Chief Financial Officer and Treasurer

Date: February 23, 2021

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued February 23, 2021